Non-controlling interests (Tables)	12 Months Ended
Jun. 30, 2021
Non-controlling interests.
Schedule of information of changes in noncontrolling interests

	Haibo	Haibo	Zhenjiang Jianghe High	Juxian	Xiantao
	Education	Logistics	School of Art	Technology	Logistics	Total
	RMB	RMB	RMB	RMB	RMB	RMB
Balance at June 30, 2019	22,850	6,165	8,424	—	—	37,439
Capital contribution from NCI	—	—	—	2,450	—	2,450
Net loss and total comprehensive loss attributable to NCI	(3,478)	(679)	(27)	(50)	—	(4,234)
Dividends paid to NCI	(17,670)	(3,475)	—	—	—	(21,145)
Payments to NCI upon liquidation of Haibo Education and Haibo Logistics	(1,702)	(2,011)	—	—	—	(3,713)
Balance at June 30, 2020	—	—	8,397	2,400	—	10,797
Net profit/(loss) and total comprehensive loss attributable to NCI	—	—	(1,343)	4,620	404	3,681
Waving liabilities from non-controlling shareholders	—	—	1,744	—	—	1,744
Balance at June 30, 2021	—	—	8,798	7,020	404	16,222